UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) October 26, 2006

                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                            11-2125338
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(Commission File Number)                   (I.R.S. Employer Identification No.)



                 301 Merritt Seven, Norwalk, CT     06851
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           (Address of Principal Executive Offices)(Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On October 26, 2006, EMCOR Group, Inc. issued a press release disclosing results of operations for the fiscal 2006 third quarter ended September 30, 2006. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


     The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item. 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number                 Description
--------------   ---------------------------------------------------------------
99.1             Press  Release issued by EMCOR Group, Inc. on October 26, 2006 disclosing results of operations for the fiscal 2006 third quarter ended September 30, 2006.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMCOR Group, Inc.


                                             By:     /s/ Frank T. MacInnis
                                                 -----------------------------
                                                      Frank T. MacInnis
                                                   Chairman of the Board of
                                                     Directors and Chief
                                                      Executive Officer

Dated:  October 26, 2006

Exhibit 99.1
              EMCOR GROUP, INC. REPORTS 2006 THIRD QUARTER RESULTS
                Operating Income Surges 24.7% Over Previous Year
         Contract Backlog Increases 23.6% to a New Record $3.40 Billion
                         2006 Full Year Guidance Raised

NORWALK, CONNECTICUT, October 26, 2006 - EMCOR Group, Inc. (NYSE: EME) today reported results for the third quarter and nine months ended September 30, 2006. The Company's financial results for the prior year periods have been adjusted to reflect its 2-for-1 stock split, effective February 10, 2006.

Revenues in the 2006 third quarter were $1.27 billion, an increase of 4.9% over revenues of $1.21 billion in the third quarter of 2005. Operating income for the third quarter of 2006 was $36.6 million, versus operating income of $29.3 million in the third quarter of last year, an increase of 24.7%. As a percentage of revenues, operating income rose to 2.9% in the third quarter of 2006 from 2.4% in the same quarter last year. For the third quarter of 2006, selling, general and administrative expenses totaled $110.7 million, or 8.7% of revenues, versus $101.5 million, or 8.4% of revenues in the third quarter of 2005.

Net income in the third quarter of 2006 was $22.6 million, or $0.69 per diluted share. Included in the Company's results for the third quarter of 2006 are restructuring expenses of $0.6 million, or $0.01 per diluted share after tax, and an after-tax expense related to the adoption of FAS 123(R) (Accounting for Stock-Based Compensation) of $0.4 million, or $0.01 per diluted share, which was not present in the year-ago period.

Including an income tax benefit of $17.5 million, or $0.55 per diluted share, for income tax reserve adjustments, a loss from discontinued operations of $1.2 million, or $0.03 per diluted share after tax, and restructuring expenses of $0.3 million, or $0.00 per diluted share after tax, the Company reported net income for the 2005 third quarter of $30.9 million, or $0.97 per diluted share.

Contract backlog as of September 30, 2006 reached a record level of $3.40 billion, an increase of 23.6% over the backlog level of $2.75 billion at September 30, 2005, and an increase over the Company's previous record backlog level of $3.22 billion on June 30, 2006. Private sector commercial and hospitality backlog represented 54% of total backlog at September 30, 2006, versus 40% at September 30, 2005.

EMCOR Announces 2006 Third Quarter Results                                Page 2

For the first nine months of 2006, revenues totaled $3.64 billion, compared with revenues of $3.46 billion for the first nine months of 2005, an increase of 5.1%. Operating income for the period increased 49.3% to $74.2 million, or 2.0% of revenues, from $49.7 million, or 1.4% of revenues, in the year-ago period.

For the first nine months of 2006, the Company reported net income of $46.4 million, or $1.42 per diluted share. The Company's results for the period included restructuring expenses of $0.6 million, or $0.01 per diluted share after tax, a loss from discontinued operations of $0.6 million, or $0.02 per diluted share after tax, and after-tax expenses related to the Company's adoption of FAS 123(R) of $2.1 million, or $0.06 per diluted share. Cash flow from operations for the period was $148.7 million, a 59.5% increase over cash flow of $93.3 million in the previous year.

Net income for the 2005 nine months was $40.7 million, or $1.28 per diluted share, and included an income tax benefit of $17.5 million, or $0.55 per diluted share, for income tax reserve adjustments, restructuring expenses of $1.7 million, or $0.03 per diluted share after tax, and a loss from discontinued operations of $1.0 million, or $0.03 per diluted share after tax.

Frank T. MacInnis, Chairman and CEO of EMCOR Group, commented, "The third quarter marks another quarter of strong performance by EMCOR Group, as conditions remained robust across the markets in which we participate. We saw good operational results in most of our businesses, with particularly strong performance from our U.S. mechanical segment, which demonstrated significant improvement in profitability as a result of the strategic steps we've taken. We also experienced continued excellent growth within our facilities services segment, with 2006 third quarter revenues and operating profits growing more than 20% and 79%, respectively, from the comparable 2005 quarter. For years, EMCOR Group has emphasized the opportunity represented by the facilities services marketplace and the importance of these services to our customers. We continue to win new business and gain market share in this growing sector, and we remain very positive regarding future growth opportunities for our facilities services business."

Mr. MacInnis concluded, "Looking forward, we continue to be optimistic about the prospects for our business in total. Our expanded and diversified contract backlog is a positive indicator for the future, and is indicative of our ability to adapt to changing conditions in the marketplace and to focus our efforts on those areas of the economy showing the best prospects for growth. Demand for our services remains strong, and we believe we are in an excellent position for a good fourth quarter. Based on current market conditions, we now expect revenues for 2006 of between $5.0 billion and $5.2 billion, resulting in diluted earnings per share for the year of between $2.05 and $2.15, which includes approximately $0.07 per diluted share after tax in expenses related to the Company's adoption of FAS 123(R)."

EMCOR Announces 2006 Third Quarter Results                                Page 3


EMCOR Group, Inc. is a Fortune 500(R) worldwide leader in mechanical and electrical construction services, energy infrastructure and facilities services. This press release and other press releases may be viewed at the Company's Web site at www.emcorgroup.com.

EMCOR Group's third quarter conference call will be available live via Internet broadcast today, Thursday, October 26, at 10:30 AM Eastern Daylight Time. You can access the live call through the Home Page of the Company's Web site at www.emcorgroup.com.

     This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management's perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, project mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity, mix of business, and risks associated with foreign operations. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2005 Form 10-K, its Form 10-Q for the third quarter ended September 30, 2006, and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.


                            -FINANCIAL TABLES FOLLOW-

                                EMCOR GROUP, INC.
                              FINANCIAL HIGHLIGHTS
             (In thousands, except share and per share information)
                                   (Unaudited)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                               For the Three Months Ended              For the Nine Months Ended
                                                      September 30,                           September 30,
                                                2006               2005                 2006                  2005
                                                ----               ----                 ----                  ----

   Revenues                                  $1,269,634         $1,210,354          $3,641,132             $3,462,941
   Cost of sales                              1,121,762          1,079,271           3,244,902              3,120,685
                                             ----------         ----------          ----------             ----------
   Gross profit                                 147,872            131,083             396,230                342,256
   Selling, general and
     administrative expenses                    110,714            101,521             321,411                290,823
   Restructuring expenses                           604                256                 604                  1,727
                                             ----------         ----------          ----------             ----------

   Operating income                              36,554             29,306              74,215                 49,706
   Interest income (expense), net                 1,463             (1,358)              2,193                 (4,635)
   Minority interest                             (1,699)            (1,514)             (2,628)                (3,366)
                                             ----------         ----------          ----------             ----------

   Income from continuing
     operations before income taxes              36,318             26,434              73,780                 41,705
   Income tax provision (benefit)                13,765             (5,580)             26,733                     18
                                             ----------         ----------          ----------             ----------

   Income from continuing
     operations                                  22,553             32,014              47,047                 41,687
   Loss from discontinued
     operations, net of income taxes                 --             (1,150)               (620)                  (977)
                                             ----------         ----------          ----------             ----------

   Net income                                $   22,553         $   30,864          $   46,427             $   40,710
                                             ==========         ==========          ==========             ==========

   Basic income per share -
     continuing operations                   $     0.71         $     1.02          $     1.49             $     1.34
   Basic loss  per share -
     discontinued operations                         --              (0.03)              (0.02)                 (0.03)
                                             ----------         ----------          ----------             ----------
                                             $     0.71         $     0.99          $     1.47             $     1.31
                                             ==========         ==========          ==========             ==========

   Diluted income per share -
     continuing operations                   $     0.69         $     1.00          $     1.44             $     1.31
   Diluted loss per share -
     discontinued operations                         --              (0.03)              (0.02)                 (0.03)
                                             ----------         ----------          ----------             ----------
                                             $     0.69         $     0.97          $     1.42             $     1.28
                                             ==========         ==========          ==========             ==========

   Weighted average shares of
     Common stock outstanding:
        Basic                                31,701,882         31,325,170          31,529,641             31,107,896
        Diluted                              32,891,509         31,977,194          32,626,044             31,721,232


                                EMCOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)



                                                                 September 30,             December 31,
                                                                     2006                      2005
                                                                  (Unaudited)
                                                                 ------------             -------------
   ASSETS
   Current assets:
   Cash and cash equivalents                                     $  244,522               $  103,785
   Accounts receivable, net                                       1,110,934                1,046,380
   Costs and estimated earnings in excess of billings
     on uncompleted contracts                                       163,060                  185,634
   Inventories                                                       14,582                   10,175
   Prepaid expenses and other                                        37,673                   43,829
                                                                 ----------               ----------
     Total current assets                                         1,570,771                1,389,803

   Investments, notes, and other long-term receivables               27,838                   28,659
   Property, plant & equipment, net                                  46,437                   46,443
   Goodwill                                                         285,234                  283,412
   Identifiable intangible assets, net                               16,111                   16,990
   Other assets                                                      10,202                   13,634
                                                                 ----------               ----------
   Total assets                                                  $1,956,593               $1,778,941
                                                                 ==========               ==========


   LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
   Borrowings under working capital credit line                  $        -               $        -
   Current maturities of long-term debt and capital
     lease obligations                                                  654                      551
   Accounts payable                                                 461,676                  452,709
   Billings in excess of costs and estimated earnings
     on uncompleted contracts                                       411,710                  330,235
   Accrued payroll and benefits                                     144,503                  154,276
   Other accrued expenses and liabilities                           108,455                  107,545
                                                                 ----------               ----------
     Total current liabilities                                    1,126,998                1,045,316

   Long-term debt and capital lease obligations                       1,288                    1,406
   Other long-term obligations                                      143,008                  116,783
   Total stockholders' equity                                       685,299                  615,436
                                                                 ----------               ----------
   Total liabilities and stockholders' equity                    $1,956,593               $1,778,941
                                                                 ==========               ==========